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    As filed with the Securities and Exchange Commission on November 18, 1999

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 1999



                      HEALTH CARE PROPERTY INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)



            Maryland                    001-08895              33-0091377
---------------------------------    ----------------    ----------------------
  (State or other jurisdiction         (Commission          (I.R.S. Employer
of incorporation or organization)      File Number)      Identification Number)



     4675 MacArthur Court, 9th Floor
       Newport Beach, California                                 92660
----------------------------------------                  ---------------------
(Address of principal executive offices)                       (Zip Code)


                                 (949) 221-0600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     On November 4, 1999, Health Care Property Investors, Inc. ("HCPI") consummated a merger with American Health Properties, Inc. ("AHP"). AHP merged with and into HCPI and the separate corporate existence of AHP ceased. HCPI will continue under the name "Health Care Property Investors, Inc."

     (a)    Financial statements of business acquired.

     The financial statements required by this item will be filed by amendment on or about December 15, 1999.

     (b)    Pro forma information.

     The financial statements required by this item will be filed by amendment on or about December 15, 1999.

     (c)    Exhibits.

            Previously filed.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HEALTH CARE PROPERTY INVESTORS, INC.


                                            By:  /s/ Devasis Ghose
                                            ---------------------------------
                                            Name:    Devasis Ghose
                                            Title:   Senior Vice President --
                                                     Finance and Treasurer



Dated:  November 18, 1999


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